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                                                               Exhibit 10.11(f)

                                 March 20, 2001



The Carbide/Graphite Group, Inc.
One Gateway Center, 19th Floor
Pittsburgh, PA 15222-1416

Attention:  Mr. Walter B. Fowler, Jr., Chairman

                RE:  Amendment to November 13, 2000 Waiver Agreement

Gentlemen:

                  Reference is made to the letter agreement, dated as of November 13, 2000, as amended prior to the date hereof (the "November 13, 2000 Waiver Agreement"), between PNC Bank, as agent for the lenders party to the Credit Agreement referred to therein (the "Agent"), and the Carbide/Graphite Group, Inc. (the "Borrower") relating to the Revolving Credit and Letter of Credit Issuance Agreement dated as of September 25, 1997, as amended. Terms used herein without definition which are defined in the November 13, 2000 Waiver Agreement (including definitions incorporated therein) have the same meanings herein.

                  The Borrower has requested the Lenders and the Agent to amend the November 13, 2000 Waiver Agreement in certain respects and the Agent and the Required Lenders are willing to make such amendments. Accordingly, the Agent (with the consent of the Required Lenders) and the Borrower agree that the November 13, 2000 Waiver Agreement is hereby amended in the following respects:


                  (i) Section 8(k) of the November 13, 2000 Waiver Agreement is
              hereby amended in its entirety to read as follows:

                                    (k) Minimum EBITDA. The Borrower will not
                           permit EBITDA of the Borrower and its consolidated Subsidiaries determined as of any month end date listed below for the month then ended to be less than the amount set forth opposite such month end date below:

                                    MONTH END DATE          MINIMUM EBITDA

                                    May 31, 2001            $800,000
                                    June 30, 2001           $1,700,000
                                    July 31, 2001           $1,900,000


                  (ii) Each of paragraphs (iii) and (iv) of Section 8(h) of the
              November 13, 2000 Waiver Agreement is hereby amended by deleting the references to the Month End Dates "03/31" and "04/30", together with the "Number of Days" figures opposite such Month End Dates, appearing therein.

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The Carbide/Graphite Group, Inc.
March 20, 2001
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                  (iii) Section 8(l) of the November 13, 2000 Waiver Agreement
              is hereby amended by deleting the references to the Month End Dates March 31, 2001 and April 30, 2001, together with the dollar figures opposite such dates, appearing therein.

                  The Borrower expressly ratifies and confirms the provisions of the November 13, 2000 Waiver Agreement, except as amended hereby, and the other Loan Documents. As amended hereby, the November 13, 2000 Waiver Agreement remains in full force and effect among the parties thereto.

                  This letter agreement is deemed incorporated into the November 13, 2000 Waiver Agreement. To the extent that any term or provision of this letter agreement is, or may be deemed, expressly inconsistent with any term or provision of the November 13, 2000 Waiver Agreement existing prior to the date hereof, the terms and provisions hereof shall control.

                  THIS LETTER AGREEMENT AND THE RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT REGARD TO THE PROVISIONS THEREOF REGARDING CONFLICTS OF LAW.

                  The amendments herein set forth shall not become effective until the Agent is in receipt of a counterpart of this letter agreement duly executed by the Borrower, the Guarantors and the Required Lenders.

                  This letter amendment may be executed in several counterparts and by each party on a separate counterpart, each of which, when so executed and delivered, shall be an original, but all of which together shall constitute but one and the same instrument. Delivery of an executed counterpart by telecopier shall be as effective as delivery of a manually-executed counterpart hereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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The Carbide/Graphite Group, Inc.
March 20, 2001
page 3



                  In Witness Whereof, the parties hereto, with the intent to be legally bound hereby, have caused this letter agreement to be duly executed by their respective proper and duly authorized officers as a document under seal, as of March 20, 2001.

                                Very truly yours,

                                PNC BANK, NATIONAL ASSOCIATION,
                                as Agent for the Lenders


                                By: /s/ Martin E. Mueller
                                    ----------------------------------
                                Name: Martin E. Mueller
                                Title: Vice President



With the intent to be legally bound hereby, the foregoing is hereby acknowledged, accepted and agreed to this 20th day of March, 2001.


THE CARBIDE/GRAPHITE GROUP, INC.



By:  /s/ William M. Thalman
    ----------------------------
Name:   William M. Thalman
Title:  Vice President & Treasurer



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The Carbide/Graphite Group, Inc.
March 20, 2001
page 4



                              CONSENT OF GUARANTORS

                  Each of the undersigned guarantors consents to the provisions of the foregoing letter agreement amending the November 2000 Waiver Agreement.

                  WITNESS the due execution of this Consent as a document under seal as of March 20, 2001, intending to be legally bound hereby.


                                    GUARANTOR:

                                    SEADRIFT COKE, L.P., a Texas
                                    limited partnership

                                    By THE CARBIDE/GRAPHITE GROUP, INC., its authorized general partner


                                    By:  /s/ William M. Thalman
                                        ---------------------------------
                                    Name:   William M. Thalman
                                    Title:  Vice President & Treasurer


                                    CARBIDE/GRAPHITE MANAGEMENT CORPORATION


                                    By:  /s/ William M. Thalman
                                        ---------------------------------
                                    Name:   William M. Thalman
                                    Title:  Vice President & Treasurer


                                    C/G SPECIALTY PRODUCTS MANAGEMENT
                                    CORPORATION


                                    By:  /s/ William M. Thalman
                                        --------------------------------
                                    Name:   William M. Thalman
                                    Title:  Vice President & Treasurer


                                    CARBIDE/GRAPHITE BUSINESS TRUST


                                    By:  /s/ William M. Thalman
                                        --------------------------------
                                    Name:   William M. Thalman
                                    Title:  Vice President & Treasurer


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The Carbide/Graphite Group, Inc.
March 20, 2001
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                                    CARBON/GRAPHITE INTERNATIONAL, INC.


                                    By:  /s/Jeffrey T. Jones
                                        --------------------------------
                                    Name:  Jeffrey T. Jones
                                    Title: Vice President and Controller



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The Carbide/Graphite Group, Inc.
March 20, 2001
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                               CONSENT OF LENDERS


                  Each of the undersigned Lenders hereby consents to the terms of the foregoing letter agreement amending the November 2000 Waiver Agreement and authorizes the Agent to execute and deliver the foregoing letter agreement to the Borrower.

                  Witness the due execution of this Consent of Lenders as a document under seal as of March 20, 2001, intending to be legally bound hereby.

                                      LENDERS:


                                      PNC BANK, NATIONAL ASSOCIATION,
                                      as a Lender, the L/C Issuer and the Agent


                                      By: /s/ Martin E. Mueller
                                          -------------------------------
                                      Name:  Martin E. Mueller
                                      Title: Vice President

                                      NATIONAL CITY BANK OF PENNSYLVANIA


                                      By: /s/ William S. Harris
                                          -------------------------------
                                      Name:  William S. Harris
                                      Title: Vice President

                                      BANK ONE, N. A.


                                      By:  /s/ Christer D. Lucander
                                          -------------------------------
                                      Name:  Christer D. Lucander
                                      Title: First Vice President

                                      FIRST UNION NATIONAL BANK


                                      By: /s/ Karen Jamieson
                                          -------------------------------
                                      Name:  Karen Jamieson
                                      Title: Vice President


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The Carbide/Graphite Group, Inc.
March 20, 2001
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                                      KEYBANK, NATIONAL ASSOCIATION


                                      By:
                                          -------------------------------
                                      Name:
                                      Title:

                                      STANDARD CHARTERED BANK


                                      By:
                                          -------------------------------
                                      Name:
                                      Title:


                                      MELLON BANK, N. A.


                                      By:
                                          -------------------------------
                                      Name:
                                      Title:

                                      BANK OF AMERICA, N. A.


                                      By:
                                          -------------------------------
                                      Name:
                                      Title:

                                      THE CHASE MANHATTAN BANK


                                      By: /s/ John Malone
                                          -------------------------------
                                      Name:  John Malone
                                      Title: Vice President


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